Registration No. 33-12
File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.
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Supplement Dated April 9, 2008
To
Prospectus Dated March 1, 2008

New Benchmark for the North Track Equity Income Fund

Effective April 3, 2008, the benchmark for the North Track Equity Income Fund (the "Fund") was changed from the Dow Jones Equity Income 100 Index (the "current Index") to the Russell 1000 Value Index (the "new Index"). The current Index is a customized index that consists of 100 dividend-paying common stocks of domestic companies with market capitalizations in excess of $1 billion across all economic sectors within the Dow Jones US Total Market Index. The Dow Jones US Total Market Index consists of the top 70% of all publicly traded stocks determined by market capitalization. The new Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those companies from the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values.

The Fund's primary objective, which was changed based on a shareholder vote on May 1, 2007, is to seek a total return from dividends and capital appreciation. The Fund aims to provide a total return that exceeds its benchmark index and produce a gross yield that exceeds its benchmark index. We believe that the new Index is a more appropriate benchmark for the Fund in light of the Fund's investment objective and strategy and because the new Index is a more broadly recognized benchmark. In addition, many third party mutual fund ranking services place the Fund in their Large Value Peer Groups, so measuring the Fund’s performance against a large-cap value benchmark will provide more consistent comparative information. The Fund will measure its performance against both the new Index and the current Index until April 9, 2009, after which date it will measure its performance only against the new Index.